SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by Rule
                                                     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                            THE GLENMEDE FUND, INC.

                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ] Fee  paid previously with preliminary materials:

[ ] Checkbox if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                 [PRELIMINARY]

                            THE GLENMEDE FUND, INC.

                              200 Clarendon Street
                          Boston, Massachusetts 02116
                                 (800) 442-8299


                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a special meeting of shareholders of the Small Capitalization Growth Portfolio, an investment portfolio of The Glenmede Fund, Inc., will be held on July 31, 2003 at 10:00 a.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.

     The special meeting is being held for the following purposes:

     1. To approve a sub-investment advisory agreement among The Glenmede Fund, Inc., on behalf of the Small Capitalization Growth Portfolio, Glenmede Advisers, Inc. and Sterling Johnston Capital Management L.P.

     2. To transact such other business as may properly come before the special meeting or any adjournments thereof.

     Shareholders of record at the close of business on June 2, 2003 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the proposals referred to above. Each shareholder is invited to attend the special meeting in person. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy card in order that the meeting can be held and a maximum number of shares may be voted.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 12:00 P.M. EASTERN TIME ON JULY 30, 2003.

     By order of the Board of Directors of The Glenmede Fund, Inc.


                                                        Michael P. Malloy
                                                        Secretary

July 10, 2003

                                 [PRELIMINARY]

                            THE GLENMEDE FUND, INC.

                              200 Clarendon Street
                          Boston, Massachusetts 02116
                                 (800) 442-8299

                                PROXY STATEMENT
                                 July 10, 2003


     This Proxy Statement is furnished by The Glenmede Fund, Inc. (the "Company") to the shareholders of its Small Capitalization Growth Portfolio (the "Portfolio") on behalf of the Company's Board of Directors (the "Board" or the "Directors") in connection with the Company's solicitation of the accompanying proxy. The proxy will be voted at a special meeting of shareholders to be held on July 31, 2003 at 10:00 a.m., Eastern time, at the offices of Glenmede Advisers, Inc. ("Glenmede Advisers" or the "Advisor"), One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement is being mailed to the shareholders on or about July 10, 2003.

VOTING MATTERS

     Only shareholders of record on June 2, 2003 (the "record date") are entitled to be present and to vote at the Meeting. As of June 2, 2003 there were outstanding 20,019,529.455 shares of the Portfolio. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Portfolio. The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposals described in this Proxy Statement.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

     A shareholder may revoke the accompanying proxy at any time before its use by submitting to the Company a written revocation, duly executed proxy bearing a later date or by attending the Meeting and electing to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

PROXY SOLICITATION

     The solicitation of proxies will be primarily by mail. In addition, some officers of the Company and persons affiliated with Glenmede Advisers, may, without remuneration, solicit proxies by personal interview, telephone or telefax. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting.

     All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Portfolio. The Advisor has agreed to assist in the distribution and tabulation of proxies. The anticipated cost of the proxy solicitation is anticipated to be less than $100, which will be paid to the Advisor.

REPORTS TO SHAREHOLDERS

     THE COMPANY PREPARES AND MAILS TO THE PORTFOLIO'S SHAREHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE COMPANY WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT, CONTAINING AUDITED
FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002, AND ITS SEMI-ANNUAL REPORT, CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED APRIL 30, 2003. REQUESTS FOR SUCH ANNUAL AND SEMI-ANNUAL REPORTS SHOULD BE DIRECTED TO THE GLENMEDE FUND, INC., 200 CLARENDON STREET, BOSTON, MASSACHUSETTS 02116, OR BY CALLING, TOLL-FREE, (800) 442-8299. THE ANNUAL AND SEMI-ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIALS.

                                    PROPOSAL

               APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT FOR
                                 THE PORTFOLIO

     Shareholders of the Portfolio are being asked to approve a sub-investment advisory agreement among the Company, on behalf of the Portfolio, the Advisor and Sterling Johnston Capital Management L.P. ("Sterling Johnston"), pursuant to which Sterling Johnston would act as the investment sub-advisor to the Portfolio under the supervision of the Advisor as investment advisor.

INTRODUCTION

     The Advisor serves as the investment advisor to the Portfolio pursuant to an Investment Advisory Agreement between the Company and the Advisor that provides that the Advisor may manage the Portfolio directly or may select sub-advisors (subject to Board and shareholder approval) to perform any or all of the services set forth in the Investment Advisory Agreement, including the management of the investment and reinvestment of the assets of the Portfolio. In accordance with such provision, since the commencement of the Portfolio's operations TCW Investment Management Company ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc., and Winslow Capital Management, Inc. ("Winslow Capital") have each served as an investment sub-advisor to the Portfolio, and have each managed a portion of the assets of the Portfolio pursuant to respective sub-advisory agreements among the sub-advisor, the Company and the Advisor. The Advisor monitors the performance of each sub-advisor and, to the extent it deems appropriate to achieve the Portfolio's investment objective, is authorized to change the allocation of assets between them.

     The Advisor has been concerned with the relative and absolute performance of the portion of the assets of the Portfolio managed by TCW since the Portfolio's inception and has discussed its concerns with the Board. At a Board meeting held on June 26, 2003, the Advisor reported that after further analysis of TCW's performance record as compared to the performance of mutual funds with similar investment objectives and the Portfolio's benchmark index, the Russell 2000 Growth Index, it recommended that the sub-investment advisory agreement with TCW be terminated. The Advisor further reported that, after interviewing several small cap growth portfolio managers, it had determined that Sterling Johnston had achieved strong relative performance in managing investments for institutions, including a mutual fund, in the small cap growth sector of the securities market. The Advisor believes that Sterling Johnston's style discipline will be compatible with the Portfolio's investment objective and policies and will complement Winslow Capital's investment style. Accordingly, the Advisor recommended that Sterling Johnston be engaged to provide sub-advisory services to the portion of the Portfolio managed since inception by TCW.

     At the June 26, 2003 Board meeting, the Board approved the termination of the TCW Agreement and approved the proposed sub-investment advisory agreement among the Company, on behalf of the Portfolio, Glenmede Advisers and Sterling Johnston, subject to approval by the shareholders, to become effective August 1, 2003 (the "Sterling Johnston Agreement"). Until such shareholder approval is obtained, the Advisor will directly manage that portion of the Portfolio's assets that had been allocated to TCW.

TERMS OF THE TCW & STERLING JOHNSTON AGREEMENTS

     The sub-investment advisory agreement among the Company, on behalf of the Portfolio, the Advisor and TCW dated July 6, 2001, as amended on March 17, 2003 (the "TCW Agreement") confirmed the agreement among the Company, The Glenmede Trust Company ("Glenmede Trust") and TCW dated December 15, 1999 (the "Original TCW Agreement"), upon the acquisition of a majority interest in the TCW Group, Inc. by Societe Generale Asset Management, S.A. The Original TCW Agreement was approved by the initial shareholder of the Portfolio on December 15, 1999 in connection with the Portfolio's organization. The Advisor assumed all rights and obligations of Glenmede Trust under the Original TCW Agreement, and Glenmede Trust guaranteed all obligations incurred by the Advisor in connection with the Original TCW Agreement, by Assumption and Guarantee dated as of September 1, 2000. The TCW Agreement was approved by the sole shareholder of the Portfolio on June 19, 2001 and was last approved by the Board on September 11, 2002, when the Directors approved its continuation for a twelve month period commencing November 1, 2002.

     Under the TCW Agreement, TCW, subject to the control of the Board and the Advisor and in accordance with the Portfolio's investment objective, policies and limitations, has managed a portion of the assets of the Portfolio which the Advisor determined to assign to TCW (those assets being referred to as the "Portfolio Account"), has been responsible for the investment and reinvestment of the Portfolio Account's assets, has been responsible for making investment decisions, and has been responsible for placing orders for all purchases and sales of the Portfolio Account's securities.

     Pursuant to the TCW Agreement, TCW has been entitled to receive from the Portfolio a fee calculated daily and payable monthly at the annual rate of 0.60% of the average daily net assets held in the Portfolio Account. For the fiscal year ended October 31, 2002, TCW received investment sub-advisory fees of $249,963 from the Portfolio.

     The terms of the proposed Sterling Johnston Agreement are substantively the same in all material respects as the terms of the TCW Agreement for the Portfolio, including the proposed fee to be paid to Sterling Johnston. The proposed Sterling Johnston Agreement provides that Sterling Johnston is entitled to receive from the Portfolio a fee calculated daily and payable monthly at the annual rate of 0.60% of the average daily net assets held in the Portfolio Account. THE STERLING JOHNSTON AGREEMENT WILL NOT RESULT IN A CHANGE IN THE ADVISORY FEES PAID BY THE PORTFOLIO OR BY THE CLIENTS OF GLENMEDE TRUST INVESTED IN THE PORTFOLIO. The form of Sterling Johnston Agreement is attached to this Proxy Statement as Exhibit A. The following description of the proposed Sterling Johnston Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

     As under the TCW Agreement, the proposed Sterling Johnston Agreement provides that Sterling Johnston, subject to the control of the Board and the
Advisor, and in accordance with the investment objective, policies and limitations of the Portfolio, will manage the Portfolio Account for the period and on such terms set forth in such Sterling Johnston Agreement. It is understood that the Portfolio Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Advisor has the right to allocate and reallocate such assets to the Portfolio Account at any time, and from time to time, upon such notice to Sterling Johnston as may be reasonably necessary, in the view of the Company, to ensure orderly management of the Portfolio Account or the Portfolio. It will be the responsibility of Sterling Johnston to manage the investment and reinvestment of the assets of the Portfolio Account, to continuously review, supervise and administer the investment program of the Portfolio Account and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's account to be held uninvested. Sterling Johnston will provide the Company and the Advisor with records concerning Sterling Johnston's activities, which the Company and the Advisor are required to maintain, will render regular reports to the Company's officers, the Board and the Advisor concerning Sterling Johnston's discharge of its responsibilities under the Sterling Johnston Agreement, and will pay all expenses involved in the performance of its duties.

     As under the TCW Agreement, the proposed Sterling Johnston Agreement provides that Sterling Johnston is authorized to select the brokers that will execute the purchases and sales of securities for the Portfolio Account, and is directed to use its best efforts to obtain the best available price and most favorable execution for such purchases and sales of securities. Subject to policies established by the Board and the Advisor, as under the TCW Agreement, Sterling Johnston may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Sterling Johnston determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sterling Johnston's overall responsibilities with respect to the Company and other accounts as to which Sterling Johnston exercises investment discretion.

     As under the TCW Agreement, the proposed Sterling Johnston Agreement provides that Sterling Johnston shall not be liable to the Portfolio or any shareholder or the Advisor for anything done or omitted by it except acts or omissions involving willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties imposed upon it by the Sterling Johnston Agreement, breach of fiduciary duty with respect to receipt of compensation for services rendered or for any losses that may be sustained in the purchase, holding, redemption or sale of securities on behalf of the Portfolio Account.

     If approved by the shareholders at this Meeting, the initial term of the Sterling Johnston Agreement will extend until October 31, 2004, and thereafter shall continue in effect for successive one-year terms ending on October 31 of each year if specifically approved at least annually (i) by the vote of a majority of the Directors who are not parties to the Sterling Johnston Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, and (ii) by the Board or by a vote of a majority of the outstanding shares of the Portfolio. Like the TCW Agreement, the Sterling Johnston Agreement provides for termination automatically upon assignment and is terminable at any time without penalty by the Directors or by a vote of a majority of the Portfolio's outstanding shares, on 60 days' written notice to Sterling Johnston or by Sterling Johnston on 90 days' written notice to the Company.

EVALUATION BY THE BOARD OF DIRECTORS

     At a Board meeting held on June 26, 2003, a majority of the Board, including all of the Directors who are not "interested persons" of the Company, the Advisor or Sterling Johnston (the "Disinterested Directors"), approved the Sterling Johnston Agreement and voted to recommend its approval by the Portfolio's shareholders.

     In determining whether to approve the Sterling Johnston Agreement and to recommend its approval to the shareholders, a majority of the Board, including all of the Disinterested Directors, reviewed information relating to the management style and past performance record of Sterling Johnston. The Board also considered, among other things: (1) a memorandum from independent counsel setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and Maryland law and the factors the Board should consider in their evaluation of the Sterling Johnston Agreement; and (2) a report by Sterling Johnston that described: (i) the nature and quality of the advisory services to be provided to the Portfolio; (ii) descriptions of the experience and qualifications of the personnel who would provide those services; (iii) its investment philosophy and process; (iv) its assets under management and client description; (v) its soft dollar commission and trade allocation policies; (vi) the proposed sub-advisory fee arrangement with the Company; (vii) its compliance procedures, code of ethics and proxy voting policy; and (viii) its financial information and profitability analysis related to providing sub-advisory services to the Portfolio. The Board also discussed a report prepared by Lipper Inc. comparing the Portfolio's advisory fees and expenses to those charged by other similar funds.

     After consideration of the above factors, and such other factors and information it considered relevant, the Board concluded that Sterling Johnston had the capabilities, resources and personnel necessary to sub-advise the Portfolio. Consideration was given to the representations of the Advisor and Sterling Johnston that Sterling Johnston has achieved strong relative performance managing small cap growth investments with a style discipline compatible with the Portfolio's and complementary to Winslow Capital's. The Board also determined that the compensation payable to Sterling Johnston under the proposed Sterling Johnston Agreement was fair and equitable. In reaching this conclusion, the Board considered that the terms of the Sterling Johnston Agreement are substantively the same in all material respects as those of the TCW Agreement and that the compensation payable to Sterling Johnston would be the same as the compensation payable under the TCW Agreement. If the Sterling Johnston Agreement is not approved by the Portfolio's shareholders, the Directors will consider other alternatives, including the possible recommendation of another sub-advisor.

     The Board believes that the terms of the Sterling Johnston Agreement are fair to, and in the best interests of, the Portfolio and its shareholders and recommends that the shareholders approve the Sterling Johnston Agreement.

RECOMMENDATION AND REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal by the Portfolio's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Portfolio's shares present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present, or (ii) more than 50% of the outstanding shares of the Portfolio. Shares represented by proxies that reflect abstentions or broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker "non-votes" have the same effect as casting a vote against this Proposal.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE "FOR" THE STERLING JOHNSTON AGREEMENT.

INFORMATION ABOUT STERLING JOHNSTON

     Sterling Johnston is an independent Securities and Exchange Commission-registered investment adviser owned 95% by its employees. The firm was founded in 1985 as Sterling Financial Group, Inc. by Scott Sterling Johnston, who has over twenty-five years of stock-picking experience through several market cycles. Sterling Johnston specializes in aggressive growth equity management and is dedicated to providing superior investment performance and distinguished service to a limited number of institutional clients. The principal office of Sterling Johnston is located at 50 California Street, Suite 3325, San Francisco, CA 94111. The firm is currently managing over $685 million in total assets. The partners in Sterling Johnston and their respective interests in the partnership as of June 2, 2003 are as follows:

NAME*                           OWNERSHIP STATUS

Sterling Johnston
Capital Management, Inc.**      General Partner

Scott Sterling Johnston         Limited Partner
Marc T. Patten                  Limited Partner
Timothy D. Chatard              Limited Partner
Kurt M. Kroger                  Limited Partner
Susan Bank                      Limited Partner
Stephen C. Wagstaff             Limited Partner
Samantha Test                   Limited Partner

* The primary business address of each person is 50 California Street, Suite 3325, San Francisco, CA 94111.

** Scott Sterling Johnston is the President of Sterling Johnston Capital Management, Inc.

PRINCIPAL EXECUTIVE OFFICER OF STERLING JOHNSTON


NAME*                           POSITIONS AND OFFICES WITH STERLING JOHNSTON

Scott Sterling Johnston         Chairman and Chief Investment Officer

* The principal business address of Mr. Johnston is 50 California Street, Suite 3325, San Francisco, CA 94111.

     Scott Sterling Johnston is the architect of the investment style and is the founder, chief executive, and chief investment officer at Sterling Johnston. As CIO, Mr. Johnston has ultimate responsibility for all investment-related activities. Prior to re-activating Sterling Johnston in October 1996, Mr. Johnston was a founder, partner and chief investment officer at Apodaca-Johnston Capital Management, Inc. Mr. Johnston launched his own independent SEC-registered investment advisory firm, Sterling Financial Group, Inc., in 1985. From 1981 to 1985, Mr. Johnston was the chief executive of Security Pacific Bank's investment advisory subsidiary, Pacific Century Group, Inc. Beginning in 1976, Mr. Johnston was CIO and head of the Trust Investment Department at San Diego Trust and Savings Bank. Mr. Johnston began his career as an auditor with Andersen Consulting and later joined Smith Barney & Co. as an institutional salesman. He received his undergraduate degree from the University of California, Berkeley, and an MBA from the University of Southern California.

     As of June 2, 2003, no director or officer of the Company was an officer, employee, director, general partner or shareholder of Sterling Johnston.

     All information contained in this Proxy Statement about Sterling Johnston has been provided by Sterling Johnston.

INFORMATION REGARDING OTHER INVESTMENT PORTFOLIO WITH A SIMILAR OBJECTIVE ADVISED BY STERLING JOHNSTON

     As of June 2, 2003, Sterling Johnston provides portfolio management services to a portfolio of one other registered investment company that has a similar investment objective to the Portfolio. Information about such investment company follows:

Investment          Small Capitalization Equity Portfolio, a series of
Company:            Hirtle Callaghan Trust

Assets Under        $127,970,158*
Management as of
6/2/03:

Fee Structure:      Small Capitalization Equity Portfolio is assessed a base fee of 0.10% of its assets  managed  by  Sterling  Johnston  per quarter plus or minus a performance-based  fee of 25% of the amount by which the fund  out-performed  or  under-performed the benchmark  Russell 2000 Growth Stock Index.  The maximum fee in any 12 month  period will not exceed 0.80% of average net assets  during the  period.  Sterling  Johnston  has not
                    waived,   reduced   or   otherwise   agreed  to  reduce  its
                    compensation under its contract with Hirtle Callaghan Trust.

                    *Sterling Johnston is currently one of three investment advisors who provide portfolio management services to the Small Capitalization Equity Portfolio. The net assets shown above were those managed by Sterling Johnston as of June 2, 2003.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     5% BENEFICIAL OWNERSHIP INFORMATION. As of June 2, 2003 the following persons or entities owned beneficially more than 5% of the outstanding shares of the Portfolio:

    Name and Address *              Number of Shares                Percentage of Outstanding
                                                                    Shares of the Portfolio

    Pew Memorial Trust              9,436,333.694                   47.14%
    J Howard Pew Freedom Trust      2,018,124.872                   10.08%
    Mabel Pew Myrin Trust           1,285,489.695                   6.42%
    The J N Pew Jr Trust            1,005,793.596                   5.02%

* The principal address of each person is c/o The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

     According to information available to the Company, no other person owned beneficially, 5% or more of the outstanding shares of the Portfolio on the record date.

     SHARE OWNERSHIP OF DIRECTORS AND OFFICERS. As of June 2, 2003, the Directors and officers of the Company owned less than 1% of outstanding shares of the Portfolio.

INFORMATION ABOUT GLENMEDE ADVISERS

     Glenmede Advisers, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, currently serves as investment advisor to the Portfolio pursuant to an advisory agreement dated December 29, 1999 that was last approved by the Board on September 11, 2002, when the Directors approved its continuation for a twelve month period commencing November 1, 2002. Glenmede Advisers became the investment advisor to the Portfolio on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust from the commencement of the Portfolio's operations on December 29, 1999. As of September 1, 2000, Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Portfolio's Investment Advisory Agreement, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with those agreements. The Investment Advisory Agreement was approved by the initial shareholder of the Portfolio on December 15, 1999 in connection with its organization. As of June 2, 2003, Glenmede Advisers and its affiliated companies had over $14.2 billion in assets in the accounts for which they serve in various capacities including as executor, trustee or investment advisor.

     The names and position with Glenmede Advisers of the principal executive officers and each director of Glenmede Advisers are as follows. The address for each is c/o Glenmede Advisers, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

NAME                    POSITION WITH GLENMEDE ADVISERS

Albert E. Piscopo       Director, President and Chief Executive Officer
James R. Belanger       Director, First Vice President, Corporate Counsel
                        and Corporate Secretary
Laura Williamson        Director, First Vice President,
                        Chief Financial Officer and Treasurer
Mary Ann B. Wirts       Director and First Vice President
Robert J. Mancuso       First Vice President
Stephen J. Mahoney      First Vice President
Stephen R. Point        First Vice President
Anthony K. Iuliano      First Vice President
Laura A. LaRosa         First Vice President
George F. Foley         First Vice President
Kimberly C. Osborne     Vice President
Rosemarie J. Kane       Vice President
Scott W. McGough        Vice President
Christopher J. Colarik  Vice President
Eric H. Hagar           Vice President
John R. Kichula         Vice President
Cynthia Axelrod         Vice President
Andrew E. Fulton        Vice President
Anthony W. Godonis      Investment Officer
Michael C. Crow         Investment Officer

     Glenmede Advisers is a wholly-owned subsidiary of Glenmede Trust. Glenmede Trust, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. Glenmede Trust is a wholly-owned subsidiary of Glenmede Corporation. Glenmede Trust and Glenmede Corporation are located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.

     The following Directors and officers of the Company hold positions with the Glenmede Advisers or its affiliates:

NAME                            POSITION WITH                   POSITION WITH GLENMEDE ADVISERS OR ITS AFFILIATES
                                THE GLENMEDE FUND, INC.

G. Thompson Pew, Jr.            Director                        Trustee of The Glenmede Portfolios; Director of The
                                                                Glenmede Trust Company, N.A.

Mary Ann B. Wirts               President & Treasurer           President & Treasurer of The Glenmede Portfolios; First
                                                                Vice President and Manager of The Fixed Income
                                                                Division of The Glenmede Trust Company, N.A.

Kimberly C. Osborne             Executive Vice President        Executive Vice President of The Glenmede Portfolios;
                                                                Vice President of The Glenmede Trust Company, N.A.


John W. Church, Jr., a Director of the Company, is a shareholder of The Glenmede Corporation, of which Glenmede Advisers is a subsidiary.

     The Advisor is entitled to receive from the Portfolio a monthly fee equal on an annual basis to 0.25% of the average daily net assets of the Portfolio. For the fiscal year ended October 31, 2002, the Advisor received investment advisory fees of $253,635 from the Portfolio.

     Winslow Capital has managed a portion of the Portfolio since its inception pursuant to an investment sub-advisory agreement dated December 15, 1999, as amended on March 17, 2003, that was approved by the initial shareholder of the Portfolio on December 15, 1999. Winslow Capital's sub-advisory agreement was last approved by the Board on September 11, 2002, when the Directors approved its continuation for a twelve month period commencing November 1, 2002. Winslow Capital is entitled to receive from the Portfolio a monthly fee equal on an annual basis to 0.60% of the average daily net assets of the portion of the Portfolio that the Advisor has determined to assign to Winslow Capital. For the fiscal year ended October 31, 2002, Winslow Capital received investment sub-advisory fees of $358,661 from the Portfolio.

OTHER SERVICES PROVIDED BY GLENMEDE TRUST TO THE PORTFOLIO

     The Company has adopted a Shareholder Servicing Plan (the "Plan") whereby the Portfolio may pay a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust) that are the dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in the Portfolio. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Company. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their customers who beneficially own shares of the Portfolio for a fee, computed monthly based upon the average daily net assets of the shares beneficially owned by the customers of such Servicing Agent at the annual rate of 0.25%. Glenmede Trust has entered into an Agreement with the Company with respect to the Portfolio. The Portfolio paid $253,635 in shareholder servicing fees to Glenmede Trust pursuant to the Plan during the fiscal year ended October 31, 2002.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

     Investors Bank & Trust Company serves as the administrator, transfer agent, dividend-paying agent and custodian for the Company. The address of Investors Bank & Trust Company is 200 Clarendon Street, Boston, Massachusetts 02116.

     Quasar Distributors, LLC, serves as the distributor of the Company's shares. The address of Quasar Distributors, LLC is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

PORTFOLIO TRANSACTIONS

     During the period from  November 1, 2001  through  October  31,  2002,  the portion of the Portfolio sub-advised by Winslow Capital paid brokerage commissions of $1,135 ($0.05 per share) representing 0.65% of the Portfolio's aggregate brokerage commissions to an affiliate of TCW, Societe Generale Cowen Securities Corporation.

     During the period from November 1, 2001, through October 31, 2002, brokerage transactions were not placed with any other person affiliated with the Portfolio, the Company, Glenmede Advisers, Glenmede Trust, Investors Bank & Trust Company or Quasar Distributors, LLC.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Company is not required to, nor does it intend to, hold regular annual meetings of shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Company at 200 Clarendon Street, Boston, Massachusetts 02116 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The  Company's  management  does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the meeting requiring a vote of shareholders, including any question as to an adjournment of the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Portfolio.

     PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN THE CARD IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE, BY NOON ON JULY 30, 2003.




July 10, 2003

                                 [PRELIMINARY]
                                   PROXY CARD

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided.
                            Your vote is important.


                          PROXY SOLICITED ON BEHALF OF
                    THE DIRECTORS OF THE GLENMEDE FUND, INC.
                 FOR THE SMALL CAPITALIZATION GROWTH PORTFOLIO


     The undersigned hereby appoints Mary Ann B. Wirts and Kimberly C. Osborne, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and to vote on behalf of the undersigned all shares of Small Capitalization Growth Portfolio, a series of The Glenmede Fund, Inc., which the undersigned is entitled to vote at the special meeting of shareholders of the Small Capitalization Growth Portfolio to be held on July 31, 2003 at 10:00 a.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                    NOTE: Please sign exactly as your name appears on this Proxy Card. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

                    Date                   , 2003


                    Signature(s), (Title(s), if applicable)



I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS ON JULY 31, 2003. [ ]

     Please indicate your vote by an "X" in the appropriate box below. This Proxy Card, if properly executed, will be voted in the manner directed by the shareholder and, in the absence of specification, will be treated as GRANTING authority to vote FOR the Proposal below. Please refer to the Proxy Statement for a discussion of the Proposal.

THE  BOARD OF  DIRECTORS  OF THE  COMPANY  RECOMMENDS  THAT YOU VOTE  "FOR"  THE
PROPOSAL.

1. To approve a new sub-investment advisory agreement among The Glenmede Fund, Inc., on behalf of the Small Capitalization Growth Portfolio, Glenmede Advisers, Inc. and Sterling Johnston Capital Management L.P.

        [   ] FOR                [   ] AGAINST           [   ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                       SUB-INVESTMENT ADVISORY AGREEMENT

                            THE GLENMEDE FUND, INC.
                    (SMALL CAPITALIZATION GROWTH PORTFOLIO)


                                                              _________ __, 2003


STERLING JOHNSTON CAPITAL MANAGEMENT, L.P.
50 CALIFORNIA STREET
SUITE 3325
SAN FRANCISCO, CO 94111


Ladies and Gentlemen:

     The  Glenmede  Fund,  Inc., a Maryland  Corporation  (the  "Company"),  and
Glenmede Advisers, Inc. (the "Adviser"), each confirms its agreement with Sterling Johnston Capital Management, L.P. (the "Sub-Adviser"), as follows:

1.   INVESTMENT DESCRIPTION; APPOINTMENT

     The Company desires to employ its capital relating to its Small Capitalization Growth Portfolio (the "Portfolio") by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Articles of Incorporation, as amended from time to time (the "Articles of Incorporation"), in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the "Board"). Copies of the Prospectus, the Statement and the Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Articles of Incorporation to the Sub-Adviser on an on-going basis. The Company employs the Adviser as the investment adviser to the Portfolio, and the Company and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as a sub-investment adviser to the Portfolio. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.   SERVICES AS SUB-ADVISER

     The Company and the Adviser hereby appoint the Sub-Adviser to act as sub-investment adviser to the Portfolio for a portion of the assets of the Portfolio which the Adviser, as fiduciary for the Company, determines to assign to the Sub-Adviser (those assets being referred to as the "Portfolio Account") for the period and on such terms set forth in this Agreement. It is understood that the Portfolio Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Adviser has the right to allocate and reallocate such assets to the Portfolio Account at any time, and from time to time, upon such notice to the Sub-Adviser as may be reasonably necessary, in the view of the Company, to ensure orderly management of the Portfolio Account or the Portfolio. The Company and the Adviser employ the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio Account, to continuously review, supervise and administer the investment program of the Portfoli Account, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio Account's assets to be held uninvested, to provide the Company and the Adviser with records concerning the Sub-Adviser's activities which the Company and the Sub-Adviser are required to maintain, and to render regular reports to the Company's officers and Board of Directors and the Adviser concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Company and the Adviser in compliance with the objectives, policies and limitations set forth in the Prospectus, Statement and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services and to provide, at is own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3.   PORTFOLIO TRANSACTIONS

     The Sub-Adviser is authorized to select the brokers that will execute the purchases and sales of securities for the Portfolio Account and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Directors of the Company and the Adviser, the Sub-Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Company and other accounts as to which the Sub-Adviser exercises investment discretion. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty by this Agreement or otherwise. The Sub-Adviser will promptly communicate to the officers and Directors of the Company and the Adviser such information relating to the Portfolio Account's transactions as they may reasonably request.

4.   INFORMATION PROVIDED TO THE COMPANY

     The Sub-Adviser will keep the Company and the Adviser informed of developments materially affecting the Portfolio Account, and will, on its own initiative, furnish the Company and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

5.   COMPENSATION OF THE SUB-ADVISER

     For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the Portfolio will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor, a fee computed daily and paid monthly (in arrears), at an annual rate of .60% of the average daily net assets held in the Portfolio Account.

6.   EXPENSES

     The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Portfolio will bear certain other expenses to be incurred in its operation, including but not limited to, investment advisory, sub-advisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; custody and transfer agency fees; and costs associated with maintaining the Company's legal existence and shareholder relations.

7.   STANDARD OF CARE

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940 Act")), the Sub-Adviser shall not be subject to any liability whatsoever to the Company, any shareholder of the Company or to the Adviser, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

8.   TERM OF AGREEMENT

     This Agreement shall become effective as of _____________, 2003 (the "Effective Date") and shall continue until October 31, 2004 and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a "majority" (as that term is defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the board or by vote of holders of a majority of the Portfolio's shares, or upon 90 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

9.   SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The services of the Sub-Adviser to the Company and the Adviser are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Company and the Adviser are not impaired thereby, provided however, that the Sub-Adviser may not: (1) perform investment management services, including providing investment advice, for any other assets of the Small Capitalization Growth Portfolio other than the Portfolio Account; or (2) consult with any other sub-adviser of the Company, including a sub-adviser who is a principal underwriter or who is an affiliated of a principal underwriter, concerning transactions of the Small Capitalization Growth Portfolio in securities or other assets.

     Nothing in this Section 9 shall be construed to relieve the Sub-Adviser of any of its duties or obligations as set forth in or arising under other provisions of this Agreement or applicable laws, rules or regulations.

10.  BOOKS AND RECORDS

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio Account are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, the records which it maintains for the Company are required to be maintained by Rule 31a-1 under the 1940 Act.

11.  GOVERNING LAW

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

12.  AMENDMENT OF AGREEMENT

     This Agreement may be amended by mutual consent, subject to applicable requirements of the 1940 Act.

13.  SEVERABILITY

     If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                                Very truly yours,


                                                THE GLENMEDE FUND, INC.


                                        By:     _____________________
                                        Name:   Mary Ann B. Wirts
                                        Title:  President


                                                THE GLENMEDE ADVISERS, INC.


                                        By:     _____________________
                                        Name:
                                        Title:


Agreed to and Accepted by:


STERLING JOHNSTON CAPITAL MANAGEMENT, L.P.

     By:  STERLING JOHNSTON CAPITAL MANAGEMENT, INC.,
          its General Partner


     By:  ___________________
     Name:
     Title: